UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2015

Date of reporting period: July 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN ALL CAP FUND

ANNUAL REPORT

07.31.15

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND & CHAMPLAIN MID CAP FUND SHAREHOLDERS’ LETTER

(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending July 31, 2015

						Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	10-year	Annualized	Cumulative**
CIPSX	8.86%	13.04%	16.55%	15.44%	9.62%	10.16%	180.59%
Russell 2000	6.98%	12.03%	17.90%	15.27%	7.61%	7.91%	125.20%
CIPMX	7.66%	10.65%	18.40%	15.76%	N/A	10.91%	108.26%
Russell Mid Cap	4.75%	10.69%	19.47%	16.77%	N/A	10.50%	102.79%

†	Champlain Mid Cap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Perhaps we have written too much about six month results in our previous shareholder letters as performance data for any time period shorter than several years probably contains enough “noise” to render most short-term analysis not meaningful and possibly unhelpful. Let us instead use this opportunity to make an effort to help our shareholders better understand our investment process and the Funds’ holdings. Before we start though, let us comment that our rolling 3-year relative returns for both Funds fell within the range of historical data points and are consistent with our expectations for such a period of strong absolute stock market returns. As well, the weighted average characteristics of the holdings for each Fund leave us confident that we own a collection of higher return, less fundamentally volatile, and less leveraged companies that also trade at a lower valuation (using the TTM weighted harmonic average p/e ratio which includes any non-earners) than their respective benchmarks.

Our analysis of relative returns for various industries and sectors for the time period of when we started Champlain in September of 2004 through July 2015, indicates that our investment process’ sector factors have indeed helped us focus on the areas of the stock

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market that have been less volatile and more productive than the overall market and exclude or underweight most of the industries and or sectors that have generally lagged on a relative basis. Our process generally has us fishing in the right ponds! Two standouts need to be mentioned though. The biotechnology industry, a perennial exclusion for us, and software, a perennial overweight, have both outperformed sharply in recent years. We would not be surprised to see mean reverting pullbacks develop for both. Accordingly, we have realized meaningful gains in several of the software holdings for both Funds. The analysis reinforces for us the importance of thinking long-term and letting our investment process work its advantages. With so much hedge fund capital incentivized to take big risky short-term bets and the growing popularity of ETF and Index investing, we remain confident that an investment approach that emphasizes a long-term perspective and abides in reliable, high return companies found in the more stable and fertile sectors and industries ought to add meaningful value after fees for patient long-term investors who remain invested in these Funds for a full market cycle.

Technology

It has been said that “software will eat the world” and our perennial overweight of this industry indicates that we are generally sympathetic to that idea. However, this concept certainly does not apply to all software companies. To grow rapidly in today’s economy, a software company must provide a solution that has near-infinite scalability, is easy to install and use, requires only modest upfront customer investment, and the unit cost of adding users or devices must approach zero. The company also must establish an early leadership position in its market if it hopes to capture high returns in future years when the market opportunity matures. History suggests a disproportionate amount of software profits in emerging opportunities will accrue to the early leaders. Accordingly, the best risk/reward for small and midcap investors in this industry probably is found with the leaders of the various emerging or fast growing cloud-based software market opportunities (e.g. cyber security, OpenStack Cloud Operating System, near-infinitely scalable and easy to deploy/use ERP, and data analytics), not necessarily with the companies that are stuck in client-server architecture even though these client-server centric companies trade at much lower multiples or lower apparent valuations. However, we do expect some exceptionally well-positioned and well-managed older companies, such as Blackbaud and Ansys, to successfully transition to the cloud and continue to grow their franchises.

We have realized meaningful profits in numerous software holdings in recent months as their shares have appreciated dramatically and the discounts to Fair Value have shrunk. In the case of Informatica, an acquisition led by a private equity group was the catalyst for locking up gains in that holding. Still, we continue to like the long-term potential for nearly all of our software holdings and are in the process of culling out the weak links. We would

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rather own these emerging franchises near our estimates of their Fair Values than trade out of them for inferior businesses that might outperform in the short-term as software relative valuations mean revert to a meaningful degree. Indeed, we expect to seize opportunities to add to the software holdings of both Funds in the coming quarters if we see more attractive discounts develop.

Industrials and Materials

The combination of a dramatically lower oil rig count (a function of the sharp decline in the price of oil) and a strong U.S. Dollar have been strong headwinds for our machinery holdings over the past year or so. However, real value is starting to emerge in this sector, particularly among our machinery holdings. Given the uncertainties surrounding China and energy right now, it might be a little early to “back up the truck” and overweight this part of the portfolio, but we probably are getting set up for that kind of opportunity in the coming year.

Positions in Fastenal and W. W. Grainger were recently initiated in the Mid Cap Fund. The sharp slowdown in shale-oil fracking and generally weaker industrial activity has impacted negatively the revenue and valuations for these industrial distributors. Also, the competitive threat from Amazon has further contributed to the valuation compression for these companies. Buying opportunities for great franchises seldom come when the fundamentals look strong. Typically, the perception that temporary negative trends are permanent or overestimated threats is what creates such opportunities.

In the Small Company Fund, we initiated small positions in the well-established pump maker Gorman-Rupp and food processing equipment maker John Bean Technologies. With a very large order for pumps used to manage flood waters largely completed and other end markets such as energy exhibiting weakness, Gorman-Rupp’s valuation has finally contracted to a modest discount. John Bean is building a portfolio of products to process raw and bulk food and should benefit as world’s population continues to shift their diets toward more protein and shelf-stable processed foods.

Energy

The oil market probably discounts all of Iran’s forthcoming production as well as most of the risk from a hard landing in China. Historically, the energy market has been self-correcting with low prices stimulating demand and curtailing production and investment. Indeed, the degree to which investment has been curtailed strongly suggests high oil prices are forthcoming at some point in the next year or two. Years ago, we observed Saudi Arabia’s decision to invest significant wealth into solar technology. We also noted the degree to which they consume their oil production for internal purposes as well as how fast that

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internal consumption was growing. We had thought the investment in solar might be some kind of tell as to the life of their reserves. A recent issue of The Atlantic magazine highlights these same issues and begs anew the question about reserve life for Saudi Arabia.

We have eliminated both Funds’ exposure to shale-oil producers and do not plan to revisit those companies even if we become more constructive about the future price of oil. Instead, we expect to add to the machinery holdings most leveraged to oil (Actuant, Dover, Raven Industries, and TriMas) as well as to the current energy service holdings (Core Labs, Forum Energy Technology, and Frank’s International). Although Denbury Resources’ breakeven price for oil is approaching the mid $60s, we are reluctant to abandon our position in this Enhanced Oil Recovery (EOR) business model given that we believe the company’s infrastructure investment and CO2 reserves are worth substantially more than the current share price. Management continues to lower the company’s cost structure and bring down the breakeven; and we see tremendous upside leverage to a recovery in the price of oil for this holding.

Consumer

In the Mid Cap Fund, Flowers Foods’ recent acquisition of Dave’s Killer Bread, the country’s largest baker of branded organic bread looks promising. As well, Smucker’s February acquisition of Big Heart Pet Brands (formerly Del Monte), a leading producer of branded pet food and the largest producer of pet snacks in the U.S. only strengthened that franchise in our mind. Big Heart’s CEO, David West, will continue to run the pet segment at Smucker and will become a member of Smucker’s board. We have a lot of respect for David’s resume including his leadership role at Hershey. We also started a new position in TreeHouse Foods, a leading maker of private label products and a long-term holding of the Small Company Fund. Private label is growing much faster than the overall food industry because it provides consumers with lower cost food and earns the grocers higher margins. Increasingly, grocers are turning to credible producers such as TreeHouse to make high quality products for their stores that compete well with leading brands on the basis of quality, taste, packaging, and price. In fact, many consumers do not realize they are buying a “store brand” as the better grocers have increasingly invested in building a proprietary brand with products that stretch across the spectrum of food types.

In the Small Company Fund, we sold the position in Helen of Troy at a substantial gain near our estimate of the company’s Fair Value. We also eliminated Post Holdings at a modest gain because of nagging balance sheet and business model concerns. We started a new position in Hibbett Sports, a sporting goods retailer that focuses on local sports related merchandise in small towns, mostly in the southeast. Hibbett earns a high return and rapid payback on each store and has developed a habit of repurchasing shares with excess free

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cash flow. We also initiated a position in National Beverage Corp., the maker of St. Croix seltzer water. The shares of Fresh Market have been under immense and disproportionate pressure due to slightly weaker than expected same store sales and moderately weaker earnings guidance. We are both mystified and fascinated by the degree to which some investors consistently over-react to worse than expected and better than expected comps or same store sales. Fresh Market generates some of the industry’s highest returns. With the shares trading well below our Fair Value estimate, we applaud the Board’s decision to use free cash flow (operating cash flow minus capex for new stores and store refreshes) to buy back $200 million of stock. At current prices, this represents approximately 20% of the company’s shares outstanding and even more of the float as insiders already own 13% of the company.

Financials

While a reasonable argument can be made for why the U.S. economy may continue to strengthen (e.g. household formations fuel a continued recovery in housing and wage inflation has turned up) forcing the Fed to raise interest rates, we doubt our posture of owning asset sensitive banks, insurance brokers, and Property Casualty insurers while being naked REITs will create material relative headwinds if the Federal Reserve leaves its Zero Interest Rate Policy essentially intact. Investors would probably realize that something must be seriously wrong, and fundamental concerns would likely begin to trump interest rates for most industries that have become dependent on cheap financing – either for themselves or for their customers.

The Small Company Fund started buying Louisville, KY based Stock Yards Bancorp. We have curated for this Fund a collection of long-established, high quality community banks that are generally asset sensitive but not dependent on net interest margin expansion, enjoy above average levels of fee income, have grown without diluting their culture by making large acquisitions, and serve loyal and happy customers! Stock Yards Bancorp is no exception.

Health Care

Perhaps recently developed genomic tools have made small cap biotech a more reliable investment than history would suggest, but small cap stock selection within this industry is clearly outside of our realm of competence. At the same time, inexpensive capital has enabled larger drug companies to binge on biotech acquisitions; and we suspect this has fueled additional naïve buying as investors chase the exceptional share price returns produced by this industry over the past 3 years. We sense there is high potential for biotech stocks in the small cap universe to mean revert in the near future and give back a decent amount of the outsized relative gains from the past few years.

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The Mid Cap Fund holding CareFusion was acquired by Becton Dickinson this spring. Quite near our estimate of Fair Value, we sold the position in Zoetis, the animal health company in which Bill Ackman purchased a stake earlier this year. We also sold Zimmer Holdings near our estimate of Fair Value. With little margin of safety, we were reluctant to stay invested while the company digested the large acquisition of Biomet. A new position was started in former holding, Laboratory Corporation of America, the second largest clinical lab in the U.S. After its recent acquisition of the contract research organization Covance, the new LabCorp has likely become a stronger competitor in both markets. Covance now has a strategic advantage given its access to LabCorp’s data from 70 million patients across the U.S. Covance can use this data to speed up patient selection for new drug clinical trial selection as well as optimize the design of those trials. Given the growth potential for personalized or gene-based medicine, this is not a trivial advantage. We also expect various legitimate synergies to evolve from the integration of their software and analytics efforts. We sold LabCorp in the 3rd quarter of 2013 because of concerns about pricing and competition from companies such as Cepheid. However, as a result of the Patient Access to Care Act, the clinical lab fee schedule for Medicare/Medicaid will be restructured to use private payer rates for lab services which are generally higher. The cuts we were expecting in 2015/2016 will not be taking place. Interestingly, LabCorp has remained competitive in part because of its own adoption of Cepheid’s test platform, and we haven’t seen the share loss to hospitals that we had expected.

For the Small Company Fund, we initiated a new position in Halyard Health, the medical supplies and medical device company recently spun out of Kimberly Clark. Halyard makes mostly consumable products for infection prevention for surgery patients and medical devices for pain management. With 600 sales reps in 11 countries, a solid balance sheet and strong cash flow, management has a good opportunity to leverage the sales force with newly acquired products, particularly in the device area. The position in Genomic Health was eliminated because of growing questions about reimbursement for and the competitiveness of their new prostate cancer assay. We are much more confident in the long-term outlook and competitive position of Cepheid, a long-term holding for both Funds.

Final Thoughts

Never content, we continue to look for and find opportunities to upgrade the holdings for both Funds and strive to make each Fund less exposed to large permanent losses – more “anti-fragile” – in our estimation. This does not necessarily mean we expect to sell all or any of the positions in which we have large unrealized losses. While those situations may be unpopular or controversial, they may be advantaged by a substantial margin of safety relative to our estimate of Fair Value. Particularly in the small cap arena, an unsettled

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shareholder base can often produce a tremendous discount to Fair or Intrinsic Value in the short-term. Indeed, this could be seen as one of the many positive attributes for this asset class if you like to buy at a healthy discount to Fair Value and can be patient.

By many measures, overall equity valuations are at elevated levels and thus unlikely to provide much downside protection should volatility spike. Record high levels of margin debt, extremely low levels of cash in mutual funds, a deceleration of announcements for non-financial share repurchases (perhaps a function of rising corporate bond yields), and a steady supply of IPOs (with many being unprofitable) all suggest the supply of equities may have the upper hand over demand for equities in the near term.

We also wonder if all the drama around Greece’s financial situation and membership in the European Union might actually signal we are on the cusp of a great unravelling of the “extend and pretend” artificiality and financial hijinks enabled by central banks and politicians around the globe. Greece’s call for debt forgiveness and restructuring may seem arrogant – even outrageous; but as wise men have observed, it’s not your problem when you owe the bank a whole lot of money, it’s the bank’s problem. Perhaps the Europeans can put the genie back in the bottle and kick it further down the road, but we will continue to struggle with the cognitive dissonance created by the grand global monetary policy experiment of virtually free money and quantitative easing. The renewed race to the bottom for many emerging market currencies via competitive currency devaluations is another warning sign of growing economic stress around the world. The weak Chinese stock market (not to mention the government’s extreme efforts to stabilize it) also may be signaling a hard landing for China which would present a very serious threat to the still fragile global economy. Although the intoxicating effect from ever higher stock prices, which have been at least partially fueled by persistent central bank interventions, coupled with the pressure to stay invested and outperform has kept most investors engaged (including us); deep down we sense that the illusion of prosperity is fragile. We see the potential for trust in central banks, markets, and policy makers to dissipate quickly as economic imbalances, governmental inefficiencies, and asset valuations become further stretched.

For a meaningful amount of our own money – which is invested with a very long-term time horizon in both Funds – owning pieces of reliable, growing small and midcap companies with high business returns and/or high gross profitability levels that trade at reasonable to attractive valuations remains a credible way to protect and grow wealth in real terms. Again, we are talking about a long-term time horizon – a perspective that considers most of our Funds’ holdings to be akin to family owned businesses. Importantly, experience suggests we will protect capital best by staying focused on quality and valuation equally and not sacrificing one for the other. Please don’t read that we don’t see much downside risk for the

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holdings in our Funds right now. Remember, stock prices can fluctuate. Liquidity has always been and always will be a coward. Even high quality companies can sell at steep discounts to Fair or Intrinsic Value for extended periods of time when fear grips the markets and/or the shareholder base transitions. Indeed, we expect to take advantage of such periods and increase our personal exposure to both of these Funds in an opportunistic manner over the coming years.

We remain humbled by and grateful for the privilege to manage a portion of your wealth.

Sincerely,

Scott T. Brayman, CFA

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

For the fiscal year ended 7/31/15, Champlain’s All Cap strategy returned 0.29% net of fees, underperforming the 11.28% return for the Russell 3000.

Investor optimism for continuing stock market gains in the sixth year of this historic bull market has collided with the reality of stagnating earnings growth in corporate America. Aggregate profit margins topped out in the first half of 2014 after five years of improvement from the 2009 economic nadir. Thus, it is no surprise that ever more companies are finding it difficult to meet elevated expectations for revenue and earnings growth. Economic growth has also been stagnating in recent quarters, with expectations of a “self-sustaining recovery” frustrated by weak investment spending and tepid consumer spending growth. At this juncture, the main prop to historically elevated stock market valuations is the Federal Reserve’s zero-interest-rate-policy which continues to force investors into riskier and more expensive assets in search of yield and investment returns. The rallying cry is “TINA” (There is No Alternative) as even conservative investors have allocated progressively more capital into the stock market due to zero-percent rates in money markets and modest yields in bonds. As a result, one may observe that there is an ever growing quantity of capital allocated to stocks for the wrong reasons, with the potential for disappointment escalating as valuations become more stretched.

So much now depends on the direction and pace of Federal Reserve interest rate normalization that it seems investors have become myopically focused solely on Fed policy, perhaps to the exclusion of other more important investment variables. The direction of rates from the current 0% level is clear – up, at some point. The pace of potential rate increases is now a widespread investor obsession. We have no idea, or deeply held conviction, on when the Federal Reserve begins to “normalize” (increase) interest rates. We do however observe that the marginal positive impact of Fed policy has already been waning for some time, and that the threat of the Fed losing its credibility and investor confidence is increasing by the day due to their policy inaction. We are now in the seventh year of “emergency interest rate policy” (that is, 0% rates). The economy has grown for six years at admittedly subpar recovery growth rates, and corporate profits have surged over the same time frame. Given these outcomes, if the time to increase rates has not come yet, what conditions is the Fed awaiting? Free and abundant money has led to economic stabilization, but at the cost of fueling financial market speculation and excesses. We may now have reached a juncture where profligate Fed monetary policy may be doing more damage than good to economic expectations by signaling extraordinary concerns that our economic system may somehow be more deeply impaired.

Investors might better shift their focus to flagging corporate earnings growth and emerging challenges to rosy market expectations. For the first time in years, wage pressures are

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building for qualified workers and corporations are paying up to retain employees. The beneficial impact of corporate debt refinancing at ever lower interest rates is essentially over – removing another Fed-induced prop to corporate profitability. Coupled with slowing revenue growth trends across corporate America, the high level of profit margins investors have come to expect is coming under increasing assault. Since most measures of stock market valuation are at or near the high end of their historical range, reflecting elevated investor expectations for future corporate profitability, the potential for disappointment has increased appreciably. In the All Cap portfolio, we have assumed a progressively more guarded posture, preferring to own companies with enduring competitive advantages coupled with low investor expectations that can be reasonably achieved, and with an intensified attention to valuation in an environment in which we believe many investors have suspended their valuation disciplines.

Consumer

The consumer sector underperformed during the past six months. Our meaningful underweight in strong performing consumer discretionary stocks detracted from returns, despite the fact that portfolio holdings Comcast, Direct TV and Sirius XM Holdings performed well. The purchase of DirectTV by AT&T was completed in July with the FCC finalizing approval. As confirmation of the deal’s completion filtered out, the arbitrage spread in DirectTV closed leading to solid performance in its shares. The position in Sirius was sold in full as the share price reached fair value. Shares in Diageo (approximate 4.9% position) languished, while Philip Morris International (approximate 4.6% position) moved higher as fears of a continually weakening dollar receded. Both companies have vast international operations which may be impacted by sharp short-term currency moves. However, both also possess leading brand franchises which grow steadily and spin off prodigious free cash flow for return to shareholders and to grow their businesses.

Wal-Mart was a meaningful detractor to returns due to investor concerns over flattening near-term earnings trends. While we had trimmed the position in the company early in the year when the stock reached an all-time high, the recent pullback provided an opportunity to materially increase the position (now at approximately 3.6%). Wal-Mart is investing more aggressively in smaller store formats in urban markets, to improve its online sales capability, and to expand international operations. All these steps will improve future earnings power. Darling Ingredients, the market share leader in the rendering business, also dropped as the consolidation of recently acquired businesses has progressed less smoothly than investors expected. However, we believe the company will be able to realize substantial cost savings and enhanced long term earnings power once it has assimilated its recent purchases. We added to the Darling position on the price drop.

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Energy

The portfolio’s energy sector underperformed due to ongoing oil price volatility. We continue to hold an overweight position in energy companies we believe possess a good combination of long-lived oil reserves, exceptional production profiles and cost structures, conservative finances with abundant internal cash flow generation, and proven management teams. Oil prices will fluctuate and so will the share prices. However, we see a long-term scenario in which the demand/supply environment for oil becomes progressively tighter and supportive of higher prices, while the wild card of an unstable Middle East may at any time flare up into crisis and supply disruptions as events in that region seem to progressively degenerate. While we understand that alternative new sources of energy supply will come to the marketplace over time, the transition away from hydrocarbons will occur over many decades and requires increasing oil production for the foreseeable future to meet the energy demands of a growing world population. We expect there will be good returns available to investors during this transition in the shares of well-managed companies, especially from currently depressed prices.

We added to one position – Cameco (approximate 2.0% position), the largest producer of uranium in the world from its Canadian mines. Demand for uranium is steadily increasing due to the commissioning of new nuclear plants in the Far East, while supply of new fuel is fairly limited due to the few companies involved in its production – both positives for future pricing trends. BP announced a final settlement for the clean-up costs of its Macondo Gulf of Mexico deep water oil spill in 2010. The $19 billion in payments will be spread out over 18 years. Despite the large dollar amount, this brings closure to the incident and has largely been reserved for by the company. The settlement was viewed as a positive by investors.

Financials

Our financial holdings outperformed, despite an underweighted position in the sector. The position in American International Group ( approximate 3.7% position) appreciated nicely as the company reported solid earnings growth and future guidance, while continuing to buy back its underpriced shares as its financial position improves. This AIG is now a lean and sound company, in contrast to the complex and distressed situation that required federal government rescue during the financial crisis of 2008. The company has bought back all the shares issued to the government as part of the rescue plan. We see continued room for growth and operating improvement, yet the shares trade at a solid discount to fair value perhaps reflecting residual investor concerns from the company’s near-death experience. Bank of New York Mellon was also a solid contributor to performance as the company has taken steps to improve operating performance as a result of shareholder activist pressure (led by Trian Fund). We re-initiated a position in position in Berkshire Hathaway as the stock price receded to provide a meaningful discount to the company’s growing fair value.

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Health Care

Health care performed in line with the sector returns. We are overweight the sector, and our holdings tend to be stable growers without the “exciting” characteristics of biotechnology and other fast-growing areas of health care. Sanofi, Express Scripts and Abbott Labs were our better performers – and we sold the full position in Abbott as the shares appreciated to near fair value, while trimming Express Scripts. We added to GlaxoSmithKline as shares have languished since our original purchase late last year as the company grapples with major drugs going off-patent, as well as a bloated cost structure that could use substantial rationalization. In the past, a number of leading drug companies have undergone a similar product transition and it has often been a good time to invest in the shares when investors harbor skepticism. Glaxo continues to invest aggressively in research and development and has new drugs in its pipeline that are likely to lead to future earnings growth. We also added to existing positions in Johnson & Johnson and Baxter International. In June, Baxter split the company into two parts – the legacy Baxter International which consists of medical products and kidney disease management; and Baxalta which is focused on hemophilia, bleeding disorders and immunology products. Interestingly, in August both companies quickly received new investor attention which may enhance shareholder returns. Baxalta received a contingent buyout offer from Shire Pharmaceuticals, which appears to be the opening move in a negotiation process that may also draw additional suitors to this valuable franchise. Hedge fund Third Point LLC filed a 10% holding in Baxter with intentions to engage management in discussions to unlock shareholder value.

We initiated a position in Allscripts Healthcare Solutions, a provider of software solutions which track patient health records, clinical outcomes, financial/billing information, and provider analytics. The company is in a crucial position to help meet burgeoning health care information needs, but ran into problems a few years ago assimilating an acquisition of Eclipsys. A new management team, installed two years ago, has made solid progress in improving operations and returns. While there is still more work to do to improve returns toward higher industry levels, we believe the shares do not reflect the positive position and outlook for the company.

Industrials & Materials

This sector performed in line during the period as our industrials holdings (Deere and General Electric) appreciated, while Potash Corp. detracted from results. Deere had a strong earnings report (we trimmed the position on the stock price surge); exhibiting exceptional profitability and surging free cash flow at a low point in the agricultural equipment sales cycle. Future earnings growth should materialize as sales trends improve, particularly because Deere has been shrinking its shares outstanding due to a meaningful buyback program. General Electric continues to shed non-industrial businesses, including financial and real estate subsidiaries accumulated in the Jack Welch years, at what appears to be an

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advantageous time. Proceeds will be used to reinvest in its leading industrial assets, and to return capital to shareholders in dividends and share repurchases. We were heartened to see material open-market stock purchases by directors of the company over the past six months – perhaps reinforcing GE’s business direction.

We added to Potash Corp of Saskatchewan (approximate 4.0% position) on price weakness. The company is the largest producer of potash in the world, selling to all geographies the highest grade plant fertilizer from its Canadian mines. Its shares yield almost 5%, while additional excess cash flow is allocated to share repurchases at steep discounts to our assessment of fair value. Because the company has already finished a multi-year capital investment program designed to increase capacity and to upgrade its productive assets, free cash flow will likely accelerate from current relatively depressed levels as potash pricing is expected to firm over time.

Technology

The Fund technology holdings outperformed primarily due to the buyout of holdings Informatica and Altera, as well as the breakup of eBay into two separate companies. A consortium of private equity firms announced a deal for Informatica in April, and we subsequently sold the shares to reapply to other investments. The acquisition of Altera finally came to fruition in June when Intel announced it would buy the company, leading us to sell this position as well. eBay finalized the separation of the company into two parts in July: eBay, the traditional internet auction platform, as well other assets such as StubHub; and PayPal, the internet-based digital and mobile payments and transactions platform.

QUALCOMM continues to be a frustrating holding in the portfolio. Excluding cash, the shares sell for under 10x earnings, the company sports an over 3% dividend and is engaged in a material share repurchase program with its free cash generation, and debt is negligible. The company has an enviable patent portfolio centered on the telecomm chip arena and spends prodigiously on research and development to maintain a technological edge. Jana Partners recently took a stake in the company intending to engage management in identifying ways to unlock meaningful undervaluation. Despite these positive issues, the shares continue to languish at a modest loss. We increased the position to now at approximately 4.0%. We believe there are multiple potential catalysts for the share price to improve. We sold the position in Microsoft as the shares appreciated to a modest discount to fair value.

Telecommunication Services

To complement the holding in Verizon, we received shares in AT&T as a result of its acquisition of DirectTV. We will be holding AT&T shares due to their modest valuation, growing dividend yield now exceeding 5%, continued share acquisition program, and meaningful cost-cutting opportunities arising from the merger. Telecomm utilities are perceived to be “sleepy and slow” in an otherwise highly charged stock market. However,

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

given the concerns expressed below, we believe they can provide outperformance through high dividends and consistent modest growth over time.

Final Thoughts

Into Thin Air, an excellent book written by Jon Krakauer in 1997, proved to be a timely allegory for the speculative technology-led stock market craze of the late 1990s. It tells the story of an ill-fated Mount Everest expedition of climbers who faced disaster by making a series of bad decisions to continue their climb toward the summit in the face of a fierce storm. Even though they were by led by expert guides, and possessed all the proper equipment and had excellent training, an elevated sense of self-confidence coupled with poor decision making (likely influenced by oxygen deprivation and elevation sickness) led to disaster and multiple deaths as weather conditions deteriorated. The book proved to be a meaningful parallel for the technology/internet-fueled speculative stock market bubble that built dramatically through 1999 and burst in spectacular fashion in 2000. As the stock market scaled unprecedented valuation heights, investors became even more entranced and dazzled by visions of the new era of technological innovation. Investor bravado and over-confidence that stocks would continue to rise was on full display and led to ever riskier investment decisions which, in retrospect, proved disastrous and destroyed enormous capital – contributing ultimately to the recession of 2001-03. The parallels of poor and ill-timed decisions, and negligence of mounting facts contrary to the perceived consensus wisdom, were as evident in markets as in the actions of the ill-fated climbers of Everest.

In 2015, we believe we are seeing similar signs of investor over-confidence and complacency, as well as speculative investment activity and heedlessness to extended valuations, as we saw in the late ‘90s. This has been fed and reinforced by a six-year one-way bull market. The “thin air” in the current multi-year market episode primarily comes from the 0% interest rate policy which has emboldened many to make ever riskier investor decisions which we believe in retrospect will prove to be very poor and foolhardy. The prevailing mood is that “the Fed has our backs” and will influence monetary policy to protect investors against any adverse contingency. What could be better: investment without fear? This mindset feeds current investor giddiness and speculative risk-taking which is evident in large increases in the prices of early stage biotechnology companies, innovative and “disruptive” technology companies (of which there appear to be a multitude), and loss-making and leveraged low-quality companies across all sectors. In aggregate, the stock market has rarely sold at the universally high valuations evident today, and each time the market has achieved such rarefied valuation levels stocks have had a meaningful retracement lower. We are evidently “into thin air” once again, and investors should be keenly focused on capital preservation and risk mitigation at a time when high valuations across most areas of the stock market leave little room for error.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We thank you for entrusting the management of your assets to us as fellow shareholders.

Sincerely,

Van Harissis, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 3000 Index® measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market, based on a combination of their market cap and current index membership.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SMALL COMPANY FUND
JULY 31, 2015

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 16.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
MID CAP FUND
JULY 31, 2015

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†	The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund, adjusted to reflect the distribution fees not paid by the Institutional Shares.
††	Inception date is June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 16.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
ALL CAP FUND
JULY 31, 2015

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on December 31, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 16.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2015
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Endurance Specialty Holdings	2.87%
UMB Financial	2.52%
Integra LifeSciences Holdings	2.44%
CLARCOR	2.39%
WEX	2.33%
Blackbaud	2.20%
TreeHouse Foods	2.14%
Qualys	2.09%
LogMeIn	2.07%
Financial Engines	2.06%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2015
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

St. Jude Medical	3.48%
McCormick	3.21%
Red Hat	3.04%
Flowers Foods	2.95%
J.M. Smucker	2.84%
Rockwell Automation	2.54%
Endurance Specialty Holdings	2.47%
WEX	2.37%
Dover	2.32%
Informatica	2.32%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JULY 31, 2015
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Philip Morris International	4.93%
Diageo	4.74%
QUALCOMM	4.12%
American International Group	3.86%
General Electric	3.68%
Wal-Mart Stores	3.59%
Potash Corporation of Saskatchewan	3.48%
Sanofi	3.46%
Suncor Energy	3.42%
BP ADR	2.84%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2015

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.0%
	Shares	Value
CONSUMER DISCRETIONARY — 6.5%
Bright Horizons Family Solutions*	95,000	$5,722,800
CST Brands	600,000	22,728,000
Hibbett Sports*	235,200	10,713,360
John Wiley & Sons, Cl A	565,200	29,961,252
Wolverine World Wide	1,020,000	29,906,400

		99,031,812

CONSUMER STAPLES — 10.9%
B&G Foods	730,000	21,556,900
Casey’s General Stores	250,000	25,553,750
Elizabeth Arden*	430,000	4,532,200
Fresh Market*	1,003,400	30,603,700
Lancaster Colony	230,000	21,438,300
National Beverage*	21,000	499,170
Snyder’s-Lance	850,000	27,642,000
TreeHouse Foods*	395,000	32,374,200

		164,200,220

ENERGY — 1.7%
Denbury Resources	3,415,000	13,455,100
Forum Energy Technologies*	855,000	13,064,400

		26,519,500

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2015

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 21.0%
Allied World Assurance Company Holdings	715,000	$30,215,900
Argo Group International Holdings	480,000	27,062,400
Bryn Mawr Bank	450,000	12,978,000
Community Bank System	475,000	18,159,250
CVB Financial	1,275,000	22,580,250
Endurance Specialty Holdings	625,000	43,431,250
Financial Engines	680,000	31,184,800
First Financial Bankshares	510,000	17,329,800
Independent Bank	275,000	13,299,000
James River Group Holdings	200,000	5,490,000
Navigators Group*	170,000	13,290,600
NBT Bancorp	315,000	8,514,450
Prosperity Bancshares	345,000	18,833,550
Stock Yards Bancorp	63,700	2,347,982
UMB Financial	695,000	38,099,900
Washington Trust Bancorp	365,000	14,516,050

		317,333,182

HEALTH CARE — 19.4%
Aceto	360,000	8,434,800
Cantel Medical	290,000	15,915,200
Cepheid*	340,000	18,900,600
Globus Medical, Cl A*	680,000	19,080,800
Halyard Health*	340,000	13,851,600
ICU Medical*	210,000	20,983,200
Insulet*	560,000	18,978,400
Integra LifeSciences Holdings*	575,000	36,874,750
Masimo*	440,000	18,339,200
Medidata Solutions*	385,000	20,713,000
NuVasive*	425,000	23,379,250
Omnicell*	555,000	20,268,600
Owens & Minor	345,000	12,130,200
Phibro Animal Health, Cl A	175,000	6,874,000
STERIS	255,000	17,628,150
West Pharmaceutical Services	340,000	20,355,800

		292,707,550

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2015

COMMON STOCK — concluded
	Shares	Value
INDUSTRIALS — 15.8%
Actuant, Cl A	925,000	$21,330,500
Brady, Cl A	680,000	15,993,600
CLARCOR	600,000	36,102,000
Esterline Technologies*	210,000	18,618,600
Gorman-Rupp	183,400	4,702,376
John Bean Technologies	62,900	2,292,705
Lydall*	430,000	12,775,300
Raven Industries	700,000	13,601,000
RBC Bearings*	325,000	22,018,750
Ritchie Bros. Auctioneers	600,000	16,212,000
Standex International	240,000	17,961,600
TriMas*	1,275,000	29,962,500
WOODWARD	555,000	27,394,800

		238,965,731

INFORMATION TECHNOLOGY — 17.7%
Blackbaud	542,700	33,191,532
Bottomline Technologies*	250,000	6,865,000
Cardtronics*	385,000	14,271,950
FleetMatics Group*	510,100	24,418,487
Guidewire Software*	473,800	27,977,890
LogMeIn*	425,000	31,271,500
Mentor Graphics	542,000	14,140,780
NIC	439,000	7,919,560
PROS Holdings*	865,000	18,917,550
Qlik Technologies*	470,000	19,016,200
Qualys*	855,000	31,600,800
SPS Commerce*	30,000	2,164,500
WEX*	345,000	35,203,800

		266,959,549

MATERIALS — 3.0%
American Vanguard	401,400	5,145,948
H.B. Fuller	340,000	13,620,400
Innospec	340,000	14,705,000
Sensient Technologies	170,000	11,626,300

		45,097,648

TOTAL COMMON STOCK (Cost $1,146,007,768)		1,450,815,192

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2015

CASH EQUIVALENTS — 4.1%**
	Shares	Value
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	2,955,222	$2,955,222
Fidelity Treasury Portfolio, Cl I, 0.010%	58,288,141	58,288,141

TOTAL CASH EQUIVALENTS (Cost $61,243,363)		61,243,363

TOTAL INVESTMENTS — 100.1% (Cost $1,207,251,131)		$1,512,058,555

Percentages are based on Net Assets of $1,510,996,253.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2015.
Cl — Class

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2015

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.4%
	Shares	Value
CONSUMER DISCRETIONARY — 11.3%
Advance Auto Parts	41,000	$7,142,610
Bed Bath & Beyond*	170,000	11,089,100
Cabela’s*	275,000	12,218,250
CST Brands	200,000	7,576,000
John Wiley & Sons, Cl A	200,000	10,602,000
Panera Bread, Cl A*	60,000	12,247,200
Sally Beauty Holdings*	225,000	6,702,750
Tupperware Brands	160,000	9,355,200

		76,933,110

CONSUMER STAPLES — 11.2%
Flowers Foods	940,000	20,360,400
J.M. Smucker	175,000	19,545,750
McCormick	270,000	22,142,700
Molson Coors Brewing, Cl B	100,000	7,114,000
TreeHouse Foods*	80,000	6,556,800

		75,719,650

ENERGY — 3.6%
Core Laboratories	95,000	10,414,850
Denbury Resources	1,500,000	5,910,000
Frank’s International	500,000	8,095,000

		24,419,850

FINANCIALS — 17.4%
Allied World Assurance Company Holdings	375,000	15,847,500
Arthur J. Gallagher	315,000	14,940,450

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2015

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Commerce Bancshares	315,000	$14,833,350
Cullen/Frost Bankers	215,000	15,576,750
Endurance Specialty Holdings	245,000	17,025,050
Northern Trust	205,000	15,680,450
Prosperity Bancshares	240,000	13,101,600
Willis Group Holdings	245,000	11,390,050

		118,395,200

HEALTH CARE — 20.0%
Align Technology*	140,000	8,778,000
C.R. Bard	53,000	10,422,450
Cepheid*	160,000	8,894,400
Cooper	78,000	13,806,000
Edwards Lifesciences*	70,000	10,651,200
Laboratory Corporation of America Holdings*	100,000	12,729,000
Mettler-Toledo International*	15,000	5,064,000
Sirona Dental Systems*	125,000	12,972,500
St. Jude Medical	325,000	23,991,500
STERIS	125,000	8,641,250
Teleflex	76,000	10,183,240
Waters*	70,000	9,344,300

		135,477,840

INDUSTRIALS — 13.4%
Actuant, Cl A	300,000	6,918,000
CLARCOR	150,000	9,025,500
Donaldson	250,000	8,400,000
Dover	250,000	16,017,500
Esterline Technologies*	78,000	6,915,480
Fastenal	200,000	8,372,000
Parker-Hannifin	110,000	12,402,500
Rockwell Automation	150,000	17,517,000
WW Grainger	25,000	5,717,750

		91,285,730

INFORMATION TECHNOLOGY — 19.9%
Ansys*	155,000	14,593,250
Fortinet*	100,000	4,774,000

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2015

COMMON STOCK — concluded
	Shares	Value
INFORMATION TECHNOLOGY — continued
Guidewire Software*	164,400	$9,707,820
Informatica*	330,000	16,011,600
PTC*	410,000	14,903,500
Red Hat*	265,000	20,956,200
SolarWinds*	400,000	15,956,000
Splunk*	100,000	6,994,000
WEX*	160,000	16,326,400
Workday, Cl A*	50,000	4,216,500
Xilinx	250,000	10,437,500

		134,876,770

MATERIALS — 1.6%
Aptargroup	165,000	11,185,350

TOTAL COMMON STOCK (Cost $568,775,936)		668,293,500

CASH EQUIVALENTS — 2.2%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	15,006,003	15,006,003
Fidelity Treasury Portfolio, Cl I, 0.010%	96,489	96,489

TOTAL CASH EQUIVALENTS (Cost $15,102,492)		15,102,492

TOTAL INVESTMENTS — 100.6% (Cost $583,878,428)		$683,395,992

Percentages are based on Net Assets of $679,186,505.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2015.
Cl — Class

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JULY 31, 2015

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.2%
	Shares	Value
CONSUMER DISCRETIONARY — 3.4%
Comcast, Cl A	3,000	$187,230
Tribune Media, Cl A	1,500	75,735

		262,965

CONSUMER STAPLES — 18.9%
Coca-Cola	3,500	143,780
Darling Ingredients*	11,000	141,350
Diageo ADR	3,300	370,623
Philip Morris International	4,500	384,885
Unilever ADR	3,500	158,655
Wal-Mart Stores	3,900	280,722

		1,480,015

ENERGY — 12.5%
BP ADR	6,000	221,820
Cameco	11,000	151,030
Devon Energy	2,000	98,840
Hess	1,600	94,416
National Oilwell Varco	3,300	139,029
Suncor Energy	9,500	267,520

		972,655

FINANCIALS — 14.1%
American International Group	4,700	301,364
Bank of New York Mellon	3,600	156,240

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JULY 31, 2015

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Berkshire Hathaway, Cl B*	1,200	$171,288
M&T Bank	1,000	131,150
U.S. Bancorp	3,400	153,714
Willis Group Holdings	4,100	190,609

		1,104,365

HEALTH CARE — 17.2%
Allscripts Healthcare Solutions*	8,000	115,680
Baxalta	3,000	98,490
Baxter International	3,000	120,240
Express Scripts Holding*	2,300	207,161
GlaxoSmithKline ADR	3,500	152,040
Johnson & Johnson	2,000	200,420
Roche Holding ADR	5,000	180,550
Sanofi ADR	5,000	269,950

		1,344,531

INDUSTRIALS — 5.6%
Deere	1,600	151,312
General Electric	11,000	287,100

		438,412

INFORMATION TECHNOLOGY — 12.4%
eBay*	2,500	70,300
International Business Machines	950	153,890
Oracle	4,500	179,730
PayPal Holdings*	2,500	96,750
PTC*	4,000	145,400
QUALCOMM	5,000	321,950

		968,020

MATERIALS — 4.9%
Agrium	1,050	107,373
Potash Corporation of Saskatchewan	10,000	271,800

		379,173

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JULY 31, 2015

COMMON STOCK — concluded
	Shares	Value
TELECOMMUNICATION SERVICES — 3.2%
AT&T	3,784	$131,456
Verizon Communications	2,500	116,975

		248,431

TOTAL COMMON STOCK (Cost $7,378,666)		7,198,567

CASH EQUIVALENT — 7.9%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010% (Cost $613,272)	613,272	613,272

TOTAL INVESTMENTS — 100.1% (Cost $7,991,938)		$7,811,839

Percentages are based on Net Assets of $7,807,821.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2015.
ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain All Cap Fund
Assets:
Investments, at value (Cost , $1,207,251,131, $583,878,428 and $7,991,938, respectively)	$1,512,058,555	$683,395,992	$7,811,839
Cash	—	—	3,230
Receivable for Capital Shares Sold	726,602	524,706	—
Receivable for Investment Securities Sold	7,858,621	2,021,510	—
Receivable for Dividends	284,948	197,892	3,492
Prepaid Expenses	12,349	21,565	3,266

Total Assets	1,520,941,075	686,161,665	7,821,827

Liabilities:
Payable for Investment Securities Purchased	7,022,006	5,669,224	—
Payable due to Distributor	325,135	113,137	1,552
Payable due to Transfer Agent	411,564	221,154	5,401
Payable due to Administrator	86,051	38,857	449
Payable due to Trustees	4,188	1,915	22
Chief Compliance Officer Fees Payable	1,954	894	10
Payable for Capital Shares Redeemed	852,830	429,398	—
Payable due to Investment Adviser	1,159,549	465,434	3,341
Other Accrued Expenses	81,545	35,147	3,231

Total Liabilities	9,944,822	6,975,160	14,006

Net Assets	$1,510,996,253	$679,186,505	$7,807,821

NET ASSETS CONSIST OF:
Paid-in Capital	$1,182,158,591	$524,265,871	$7,569,844
Undistributed Net Investment Income	—	—	56,768
Accumulated Net Realized Gain	24,030,238	55,403,070	361,308
Net Unrealized Appreciation (Depreciation) on Investments	304,807,424	99,517,564	(180,099)

Net Assets	$1,510,996,253	$679,186,505	$7,807,821

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES — continued

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain All Cap Fund

ADVISOR SHARES:
Net Assets	$1,510,996,253	$526,649,008	$7,807,821
Shares Issued and Outstanding (unlimited authorization — no par value)	88,470,528	35,363,905	753,443
Net Asset Value, Offering and Redemption Price Per Share	$17.08	$14.89	$10.36

INSTITUTIONAL SHARES:
Net Assets	N/A	$152,537,497	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	N/A	10,123,857	N/A
Net Asset Value, Offering and Redemption Price Per Share	N/A	$15.07	N/A

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2015

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain All Cap Fund
Investment Income
Dividends	$11,774,155	$8,410,303	$181,825
Less: Foreign Taxes Withheld	(53,004)	(58,163)	(7,165)

Total Investment Income	11,721,151	8,352,140	174,660

Expenses
Investment Advisory Fees	12,451,048	5,545,935	49,642
Distribution Fees — Advisor Shares	3,458,622	1,382,085	19,093
Administration Fees	929,550	465,942	5,138
Trustees’ Fees	16,156	8,130	90
Chief Compliance Officer Fees	4,574	3,478	160
Transfer Agent Fees	1,989,965	930,143	29,098
Printing Fees	75,497	41,654	4,625
Professional Fees	70,306	33,919	392
Custodian Fees	57,362	29,357	4,800
Registration Fees	55,053	59,663	7,301
Offering Costs	—	—	22,374
Insurance and Other Expenses	32,760	17,859	849

Total Expenses	19,140,893	8,518,165	143,562

Recovery of Investment Advisory Fees Previously Waived(1)	—	106,111	—
Less: Advisory Fees Waived	—	—	(49,642)
Reimbursement from Advisor	—	—	(6,089)
Fees Paid Indirectly(2)	(6,201)	(5,913)	(1)

Net Expenses	19,134,692	8,618,363	87,830

Net Investment Income (Loss)	(7,413,541)	(266,223)	86,830

Net Realized Gain on Investments	56,488,908	79,386,583	466,271
Net Change in Unrealized Appreciation (Depreciation) on Investments	113,540,345	(7,684,797)	(528,639)

Net Realized and Unrealized Gain (Loss) on Investments	170,029,253	71,701,786	(62,368)

Net Increase in Net Assets Resulting from Operations	$162,615,712	$71,435,563	$24,462

Amounts designated as “—” are $0.
(1)	See Note 5 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations:
Net Investment Loss	$(7,413,541)	$(6,556,477)
Net Realized Gain on Investments	56,488,908	87,583,784
Net Change in Unrealized Appreciation (Depreciation) on Investments	113,540,345	(21,495,722)

Net Increase in Net Assets Resulting from Operations	162,615,712	59,531,585

Dividends and Distributions from:
Net Realized Gain	(79,707,878)	(110,403,820)

Total Dividends and Distributions	(79,707,878)	(110,403,820)

Capital Share Transactions(1):
Issued	341,262,734	345,891,544
Reinvestment of Distributions	77,230,970	106,554,842
Redeemed	(278,657,781)	(209,086,073)

Net Increase in Net Assets from Capital Share Transactions	139,835,923	243,360,313

Total Increase in Net Assets	222,743,757	192,488,078

Net Assets:
Beginning of Year	1,288,252,496	1,095,764,418

End of Year (including undistributed net investment income $0 and $0, respectively)	$1,510,996,253	$1,288,252,496

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations:
Net Investment Loss	$(266,223)	$(1,119,116)
Net Realized Gain on Investments	79,386,583	80,033,892
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,684,797)	6,755,132

Net Increase in Net Assets Resulting from Operations	71,435,563	85,669,908

Dividends and Distributions from:
Net Realized Gain:
Advisor Shares	(54,621,536)	(45,138,426)
Institutional Shares	(14,245,491)	(9,547,034)

Total Dividends and Distributions	(68,867,027)	(54,685,460)

Capital Share Transactions(1):
Advisor Shares:
Issued	116,267,790	148,780,562
Reinvestment of Distributions	51,753,765	39,730,880
Redeemed	(213,239,083)	(154,139,212)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(45,217,528)	34,372,230

Institutional Shares:
Issued	57,455,656	27,684,993
Reinvestment of Distributions	13,551,923	9,157,350
Redeemed	(47,469,402)	(18,287,790)

Increase from Institutional Shares Capital Share Transactions	23,538,177	18,554,553

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,679,351)	52,926,783

Total Increase (Decrease) in Net Assets	(19,110,815)	83,911,231

Net Assets:
Beginning of Year	698,297,320	614,386,089

End of Year (including undistributed net investment income $0 and $0, respectively)	$679,186,505	$698,297,320

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Period Ended July 31, 2014*
Operations:
Net Investment Income	$86,830	$27,168
Net Realized Gain on Investments	466,271	176,246
Net Change in Unrealized Appreciation (Depreciation) on Investments	(528,639)	348,540

Net Increase in Net Assets Resulting from Operations	24,462	551,954

Dividends and Distributions from:
Net Investment Income:
Advisor Shares	(57,230)	—
Net Realized Gain:
Advisor Shares	(281,209)	—

Total Dividends and Distributions	(338,439)	—

Capital Share Transactions(1):
Advisor Shares:
Issued	920,742	7,125,079
Reinvestment of Distributions	338,439	—
Redeemed	(391,399)	(423,017)

Net Increase in Net Assets from Capital Share Transactions	867,782	6,702,062

Total Increase in Net Assets	553,805	7,254,016

Net Assets:
Beginning of Period	7,254,016	—

End of Period (including undistributed net investment income $56,768 and $27,168, respectively)	$7,807,821	$7,254,016

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.
*	Commenced operations on December 31, 2013

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 31, 2011
Net Asset Value, Beginning of Year	$16.05	$16.82	$14.22		$15.35		$12.02

Income (Loss) from Operations:
Net Investment Loss(1)	(0.09)	(0.09)	(0.02)		(0.08)		(0.05)
Net Realized and Unrealized Gain on Investments	2.15	1.06	4.24		0.22		3.38

Total from Operations	2.06	0.97	4.22		0.14		3.33

Dividends and Distributions from:
Net Investment Income	—	—	—		—		—
Net Realized Gains	(1.03)	(1.74)	(1.62)		(1.27)		—

Total Dividends and Distributions	(1.03)	(1.74)	(1.62)		(1.27)		—

Net Asset Value, End of Year	$17.08	$16.05	$16.82		$14.22		$15.35

Total Return†	13.04%	5.70%	32.52%		1.38%		27.70%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,510,996	$1,288,252	$1,095,764		$778,619		$834,360
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.38%	1.36%	1.38	%(2)	1.40	%(2)	1.40	%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.38%	1.36%	1.38%		1.38%		1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.54)%	(0.55)%	(0.11)%		(0.52)%		(0.31)%
Portfolio Turnover Rate	37%	36%	50%		37%		38%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012		Year Ended July 31, 2011
Net Asset Value, Beginning of Year	$14.92		$14.29		$11.33	$11.78		$9.82

Income (Loss) from Operations:
Net Investment Loss(1)	(0.01)		(0.03)		(0.01)	(0.02)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.54		1.90		3.51	(0.08	)(2)	2.55

Total from Operations	1.53		1.87		3.50	(0.10)		2.51

Dividends and Distributions from:
Net Investment Income	—		—		—	—		—
Net Realized Gains	(1.56)		(1.24)		(0.54)	(0.35)		(0.55)

Total Dividends and Distributions	(1.56)		(1.24)		(0.54)	(0.35)		(0.55)

Net Asset Value, End of Year	$14.89		$14.92		$14.29	$11.33		$11.78

Total Return†	10.65%		13.65%		32.00%††	(0.67	)%††	26.06%††

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$526,649		$568,782		$509,234	$340,611		$213,204
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.29	%(3)	1.30	%(3)	1.30%	1.30%		1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.28%		1.29%		1.30%	1.34%		1.39%
Ratio of Net Investment Loss to Average Net Assets	(0.09)%		(0.21)%		(0.06)%	(0.20)%		(0.33)%
Portfolio Turnover Rate	46%		52%		50%	41%		33%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Year Ended July 31, 2015		Year Ended July 31, 2014		Year Ended July 31, 2013	Year Ended July 31, 2012		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$15.05		$14.37		$11.37	$11.79		$11.08

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.02		0.01		0.02	0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.56		1.91		3.53	(0.08	)(3)	0.72

Total from Operations	1.58		1.92		3.55	(0.07)		0.71

Dividends and Distributions from:
Net Investment Income	—		—		(0.01)	—		—
Net Realized Gains	(1.56)		(1.24)		(0.54)	(0.35)		—

Total Dividends and Distributions	(1.56)		(1.24)		(0.55)	(0.35)		—

Net Asset Value, End of Period	$15.07		$15.05		$14.37	$11.37		$11.79

Total Return†	10.91%		13.94%		32.41%††	(0.41	)%††	6.41	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$152,537		$129,515		$105,152	$63,027		$12,910
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.04	%(4)	1.05	%(4)	1.05%	1.05%		1.05	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.03%		1.04%		1.06%	1.09%		1.19	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%		0.04%		0.19%	0.05%		(0.08	)%**
Portfolio Turnover Rate	46%		52%		50%	41%		33	%‡

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.
(1)	Commenced operations on January 3, 2011.
(2)	Per share amount calculated using average shares.
(3)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/ redemptions of fund shares.
(4)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
**	Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Year Ended July 31, 2015	Period Ended July 31, 2014(1)
Net Asset Value, Beginning of Period	$10.81	$10.00

Income from Operations:
Net Investment Income(2)	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	0.77

Total from Operations	0.03	0.81

Dividends and Distributions from:
Net Investment Income	(0.08)	—
Net Realized Gains	(0.40)	—

Total Dividends and Distributions	(0.48)	—

Net Asset Value, End of Period	$10.36	$10.81

Total Return†	0.29%	8.10	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$7,808	$7,254
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.15%	1.15	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.88%	2.38	%**
Ratio of Net Investment Income to Average Net Assets	1.14%	0.74	%**
Portfolio Turnover Rate	38%	16	%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares .
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	Commenced operations on December 31, 2013
(2)	Per share amount calculated using average shares.
**	Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty-two funds. The financial statements herein are those of the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds. The Champlain Small Company Fund’s invests in small companies with market capitalization of less than $2.5 billion, the Champlain Mid Cap Fund invests primarily (at least 80% of their net assets) in medium-sized companies with market capitalization of less than $15 billion, the and the Champlain All Cap Fund invests primarily (at least 80%) in equity securities. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011. The Champlain All Cap Fund commenced operations on December 31, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2015, there were no fair valued securities held by the Funds.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

As of July 31, 2015, each of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended July 31, 2015, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2015, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2015, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, were amortized over twelve-months from inception of a fund. As of July 31, 2015, deferred offering costs for Champlain All Cap Fund have been fully amortized.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2015, Small Company Fund, Mid Cap Fund, and All Cap Fund were charged $929,550, $465,942 and $5,138 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2015, the

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Small Cap Fund earned credits of $6,201, the Mid Cap Fund earned credits of $5,913, and the All Cap Fund earned credits of $1 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90%, 0.80% and 0.65% of the Small Company Fund, Mid Cap Fund and All Cap Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the All Cap Fund – Advisor Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Small Company Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.15%, 1.30%, 1.05% and 1.40% of the Funds’ respective average daily net assets through November 30, 2016 for the All Cap Fund and November 30, 2015 for the Mid Cap Fund and Small Company Fund. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the year ended July 31, 2015, the Adviser fully recaptured $106,111 of prior expense limitation reimbursements for the Mid Cap Fund. At July 31, 2015, fees which were previously waived and reimbursed by the Adviser which may be subject to future reimbursement up to the expense cap in place at the time the expenses were waived to the Adviser were $45,116, expiring in 2017 and $55,731 expiring in 2018 for the All Cap Fund.

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Year Ended July 31, 2015	Year Ended July 31, 2014
Advisor Shares
Issued	20,363,571	21,055,856
Reinvestment of Distributions	4,677,829	6,610,102
Redeemed	(16,842,654)	(12,543,867)

Net Increase in Shares Outstanding	8,198,746	15,122,091

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Champlain Mid Cap Fund	Year Ended July 31, 2015	Year Ended July 31, 2014
Advisor Shares
Issued	7,806,272	10,116,133
Reinvestment of Distributions	3,614,090	2,837,920
Redeemed	(14,166,374)	(10,469,665)

Net Advisor Shares Capital Share Transactions	(2,746,012)	2,484,388

Institutional Shares
Issued	3,786,151	1,876,269
Reinvestment of Distributions	937,201	649,919
Redeemed	(3,206,576)	(1,237,460)

Net Institutional Shares Capital Share Transactions	1,516,776	1,288,728

Net Increase (Decrease) in Shares Outstanding	(1,229,236)	3,773,116

Champlain All Cap Fund	Year Ended July 31, 2015	Period Ended July 31, 2014(1)
Advisor Shares
Issued	87,050	712,425
Reinvestment of Distributions	32,249	—
Redeemed	(37,014)	(41,267)

Net Increase in Shares Outstanding	82,285	671,158

(1) Commenced operations on December 31, 2013.

7. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2015, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Small Company Fund	$508,327,782	$490,811,248
Champlain Mid Cap Fund	303,951,575	379,345,541
Champlain All Cap Fund	3,347,763	2,735,740

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

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8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences which are attributable to net investment losses and utilization of earnings and profits on shareholder redemptions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2015:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Loss	Increase (Decrease) Paid in Capital
Mid Cap Fund	$266,223	$(7,311,028)	$7,044,805
Small Company Fund	7,413,541	(8,674,428)	1,260,887

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the Small Company Fund during the years ended July 31, 2015 and July 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2015	$4,189,435	$75,518,443	$—	$79,707,878
2014	21,664,770	88,739,050	—	110,403,820

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2015 and July 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2015	$14,327,207	$54,539,820	$—	$68,867,027
2014	14,934,678	39,750,782	—	54,685,460

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The tax character of dividends and distributions declared for the All Cap Fund during the years ended July 31, 2015 and July 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2015	$338,439	$—	$—	$338,439
2014	—	—	—	—

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	All Cap Fund
Undistributed Ordinary Income	$6,563,528	$6,854,372	$201,865
Undistributed Long-Term Capital Gain	19,868,776	49,886,691	216,211
Unrealized Appreciation (Depreciation)	302,405,356	98,179,571	(180,099)

Other Temporary Differences	2	—	—

Total Distributable Earnings	$328,837,662	$154,920,634	$237,977

For Federal income tax purposes, the cost of securities owned at July 31, 2015, and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2015 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Small Company Fund	$1,209,653,199	$361,638,048	$(59,232,692)	$302,405,356
Mid Cap Fund	585,216,421	128,591,851	(30,412,280)	98,179,571
All Cap Fund	7,991,938	382,723	(562,822)	(180,099)

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JULY 31, 2015

9. OTHER:

At July 31, 2015, 57% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders; 32% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 69% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders; and 97% of the total shares outstanding of the All Cap Fund were held by one shareholder. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. LINE OF CREDIT:

The Mid Cap Fund and Small Company Funds, entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $35 million uncommitted, senior secured lines of credit and the Small Company Fund participates in a $65 million uncommitted, senior secured line of credit, which have expiration dates of February 18, 2016. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. On September 12, 2014, February 11, 2015, and February 12, 2015 the Champlain Mid Cap Fund borrowed $633,000, $1,357,000 and $167,000 over a period of 4, 2 and 1 day(s) at the interest rate of 3.25% respectively. As of July 31, 2015, there were no borrowings outstanding.

11. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of July 31, 2015.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF THE ADVISORS’ INNER CIRCLE FUND II AND SHAREHOLDERS OF THE CHAMPLAIN FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund (three of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund (three of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2015

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities since 2014, President and Chief Executive Officer of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

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JULY 31, 2015

in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of July 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

TRUSTEES AND OFFICERS OF THE ADVIDSORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011, Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2015. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

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JULY 31, 2015

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust LP, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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JULY 31, 2015

TRUSTEES AND OFFICERS OF THE ADVIDSORS INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS, Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
JOHN Y. KIM 34 yrs. Old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investment Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
JOHN MUNCH 44 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

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JULY 31, 2015

Other Directorships Held by Officer

None.
None.
None.
None.
None.
None.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2015 to July 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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JULY 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/15	Ending Account Value 07/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Small Company Fund
Actual Fund Return	$1,000.00	$1,088.60	1.40%	$7.26
Hypothetical 5% Return	$1,000.00	$1,017.84	1.40%	$7.02
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,076.60	1.29%	$6.63
Institutional	$1,000.00	$1,078.00	1.04%	$5.34
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.41	1.29%	$6.44
Institutional	$1,000.00	$1,019.65	1.04%	$5.19
All Cap Fund
Actual Fund Return	$1,000.00	$1,040.20	1.15%	$5.82
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 181/365 (to reflect one-half year period).

61	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2015 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2015 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2015, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Small Company Fund	0.00%	94.44%	5.56%	100.00%	100.00%	100.00%	0.00%	100.00%
Champlain Mid Cap Fund	0.00%	80.01%	19.99%	100.00%	50.61%	52.11%	0.00%	100.00%
Champlain All Cap Fund	0.00%	0.00%	100.00%	100.00%	43.34%	43.25%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

62	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$497,660	N/A	N/A	$508,490	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,800 and $10,500 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2015

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 7, 2015